UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 10, 2006

INGLES MARKETS, INCORPORATED

(Exact name of registrant as specified in its charter)

NORTH CAROLINA (State or other jurisdict ion of incorporation)	0-14706 (Commission File Number)	56-0846267 (IRS Employer Identification No.)

P.O. Box 6676, Asheville, NC 28816

(Address of Principal

Executive Offices)

(828) 669-2941

(Registrant's telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

|_|  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. OTHER EVENTS

On January 10, 2006, the Company received a “Wells Notice” from the staff of the Securities and Exchange Commission (the “SEC”) indicating the staff intends to recommend that the SEC bring a civil enforcement action against the Company, which may include injunctive relief and a civil penalty, related to certain vendor contracts entered into in 2002 and 2003 and internal accounting control issues that have been the subject of the previously disclosed formal investigation. The notice provides the Company the opportunity to respond formally to the SEC before the staff makes a final recommendation to the SEC. The Company is not currently able to predict the outcome of the SEC investigation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGLES MARKETS, INCORPORATED

Date: January 20, 2006	By: Ronald B. Freeman
Ronald B. Freeman
Vice President-Finance and Chief Financial Officer